Creating a Leading Diagnostics Franchise Focused on Women’s Health April 30, 2012 Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking information that involves risks and uncertainties, including statements about
Hologic’s and Gen-Probe’s plans, objectives, expectations and intentions. Such statements include, without limitation, statements about the timing of the completion of the transaction, the anticipated benefits thereof, including anticipated future financial and operating results of the combined company, the expected permanent financing for the transaction, other of Hologic’s and Gen-Probe’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,”
“will,” “forecast,” “anticipate,” or similar expressions (including their use in the negative), and include assumptions that
underlie such statements.   These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed merger in a timely manner or at all;
satisfaction of the conditions precedent to consummation of the proposed merger, including the ability to secure regulatory approvals in a timely manner or at all, and approval by Gen-Probe’s stockholders; the possibility of litigation
(including related to the merger itself); successful completion of anticipated financing arrangements; Hologic’s ability to successfully and timely integrate Gen-Probe’s operations, product lines, technologies and employees, and realize synergies from the proposed transaction; unknown, underestimated or undisclosed commitments or liabilities; effects of purchase accounting that may be different from expectations; the level of demand for the combined company’s products; the ability of the combined company to develop, deliver and support a broad range of products, develop new products, expand its markets and/or develop new markets; and the ability of the combined company to attract, motivate and retain key employees.  Moreover, the combined business may be adversely affected by future legislative, regulatory, or tax changes as well as other economic, business and/or competitive factors. The risks included above are not exhaustive. Other factors that could adversely affect the combined company’s business and prospects are described in the combined company’s filings with the Securities and Exchange Commission. The companies expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any such statements presented herein to reflect any change in expectations or any change in events, conditions or circumstances on which any such statements are based.

Use of Non-GAAP Financial Measures
Hologic, Inc. (the “Company”) has presented the following non-GAAP financial measures in this presentation : adjusted net income and adjusted EBITDA of each of Hologic and Gen-Probe, and pro forma adjusted net income, adjusted EPS and adjusted EBITDA of the combined company.  The Company defines its non-GAAP adjusted net income and adjusted EPS to exclude the non-cash amortization of intangible assets, other acquisition-related charges, such changes for contingent consideration, transaction costs and charges associated with the write-up of acquired inventory to fair value, non-cash interest expense related to amortization of the debt discount for convertible debt securities, divestiture and restructuring charges, non-cash loss on exchange of convertible notes, and one-time, nonrecurring, unusual or unanticipated charges, expenses or gains. The Company’s non-GAAP adjusted
EBITDA excludes from its GAAP net income: (i) the items excluded in its calculation of non-GAAP adjusted net income; (ii) interest expense, net, not otherwise excluded in calculating its non-GAAP adjusted net income; (iii) provision for income taxes; and (iv)
depreciation expense.
The reconciliations of these historical non-GAAP measures to each of Hologic’s and Gen-Probe’s GAAP financial measures for the periods presented, are set forth on slide 22. Future GAAP EPS may be affected by changes in ongoing assumptions and judgments relating to the combined company’s businesses, and may also be affected by nonrecurring, unusual or unanticipated charges, expenses or gains, all of which are excluded in the calculation of non-GAAP adjusted net income, adjusted EPS and adjusted EBITDA as described in this presentation. It is therefore not practicable to reconcile this non-GAAP guidance to the most comparable GAAP measure.
The Company believes the use of these non-GAAP metrics are useful to investors in comparing the results of operations for comparable periods by eliminating certain of the more significant effects of its acquisitions and related activities, non-cash charges resulting from changes in GAAP, and litigation settlement, divestiture and restructuring. These measures also reflect how the
Company manages the business internally. In addition to the adjustments included in the calculation of the Company’s non-GAAP adjusted EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. As with the items eliminated in its calculation of non-GAAP adjusted net income, these items may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. When analyzing the Hologic’s, Gen-Probe’s and the pro forma combined company’s operating performance, investors should not consider these non-GAAP financial measures as a substitute for net income prepared in accordance with GAAP.
.

Agenda 4 Transaction Summary Strategic Rationale Financial Highlights Roadmap to Completion

Combination of Leading
Diagnostics Franchises

Combines Best-in-Class Technologies
Strengthens Molecular Diagnostics Franchise
Comprehensive Cervical Cancer Screening Solution
Complementary Sales Force and Product Offering
Opportunity to Accelerate International Expansion
Strong Growth and Margin Profile
Immediate Accretion Expected with Continued Strong Earnings Momentum

Transaction Summary

Hologic will acquire all of the outstanding shares of
Gen-Probe for $82.75 per share for total enterprise value
of $3.7 billion
100% cash transaction funded through available cash and
additional financing of term loans and high yield securities
Requires approvals by Gen-Probe shareholders,
regulatory authorities and other customary closing
conditions
Transaction targeted to close second half of calendar 2012
Structure
Considerations
Approvals
Closing

Agenda 7 Transaction Summary Strategic Rationale Financial Highlights Roadmap to Completion

The Women's Health Company

APTIMA Combo 2 Assay
APTIMA Trichomonas
APTIMA HPV ASSAY

GEN-PROBE HOLOGIC

Hologic’s Best-in-Class Technologies
Gen-Probe’s Products Are Highly Complementary

Complementary
technologies &
markets…
…with a focus on
R&D to drive
future growth
Breast Health
Surgical
Diagnostics

The Women's Health Company

- **High Volume**
  (E.g. Regional Reference Labs)

  APTIMA
  TPPT
  Genotyping

- **Low Volume**
  (E.g. Hospital Labs & Cytology Labs)

  Cervista HR
  TPPT
  Genotyping

GEN-PROBE HOLOGIC™

Class Leading Cervical Cancer Screening Solutions Flexible Depending on Market Need Type of Lab 9 Combined Cervical Cancer Screening Offerings: APTIMA Cervista Genotyping TPPT & Imaging

Combined Menu & Sales Force Infrastructures
Combined Company
Menu
•
HPV
- APTIMA
- Cervista
- Genotyping
•
CT / NG
•
Trichomonas
•
TPPT & Imaging
•
fFn

Combined Sales
Call Point
•
Molecular Lab
•
Cytology Lab
•
Physician
•
Drive Test Utilization
•
Drive Compliance
•
Communicate Guidelines
•
Portfolio Sales

International Expansion:
Combining Hologic’s Worldwide Direct Sales Force & Distribution Partners
with Gen-Probe’s Assays & Platforms
• Use Hologic’s International Direct Sales Force to Accelerate Global Adoption of Gen-Probe’s
Automation & Assays
• Further Round Out Hologic’s International Portfolio
Direct Sales
Distribution Partner

Agenda 12 Transaction Summary Strategic Rationale Financial Highlights Roadmap to Completion

Financial Highlights

Strong Financial Profile and Immediate EPS Accretion
Accelerates Top and Bottom-Line Growth
Diversified Revenue Mix in Women’s Health
Significant Synergies
Disciplined Balance Sheet Approach
Poised to Create Significant Long-Term Shareholder Value
Poised to Create Significant Long-Term Shareholder Value

The Women's Health Company

HOLOGIC + GEN-PROBE

HOLOGIC

GEN-PROBE HOLOGIC

Strong Financial Profile and
Immediate EPS Accretion

Estimated to be $0.20 Accretive to Adjusted EPS
For First Full Year After Close
LTM as of
31-Mar-2012
Revenue
($mm)
$1,862 $587
Adjusted EBITDA
($mm)
$634 $188
% Margins 34% 32%
Pro Forma
$2,449
$822
34%

The Women's Health Company

'07 - '11 CAGR: 9.4%

'07 - '11 CAGR: 9.5%

GEN-PROBE HOLOGIC

Accelerates Top and Bottom-Line Growth

Combination Poised for Sustained Growth
Combination Poised for Sustained Growth
Strength of Current Growth Portfolio (Tomo, Myosure, CT/NG, HPV, Trich)
International Infrastructure Provides Expansion Opportunity
Incremental Upside from Cross-Selling Opportunities
Continued R&D Investment to Drive Innovation
Gen-Probe’s Consistent Track Record of Growth
Gen-Probe’s Consistent Track Record of Growth
Revenue Adjusted EBITDA
($ in millions)
$ 403
$ 576
2007 2011
$ 133
$ 191
2007 2011

The Women's Health Company

HOLOGIC

GEN-PROBE

GEN-PROBE HOLOGIC

Diversified Revenue Mix In Women’s Health

17%
Surgical
5%
Skeletal
46%
Breast Health
32%
Diagnostics
61%
Diagnostics
35%
Blood
Screening
4%
Other
50%
Diagnostics
($1.2bn)
38%
Women’s
Imaging
($0.9bn)
12%
Surgical
($0.3bn)
86% Women’s Health Focus

Significant Synergies

$75 million of projected annual cost savings within 3 years
Cross-selling provides potential for meaningful revenue synergies
— Alignment of assets to maximize efficiencies
— Overhead consolidation
$40 Million in Cost Synergies Anticipated in Year One
$40 Million in Cost Synergies Anticipated in Year One

The Women's Health Company

HOLOGIC
GEN-PROBE
HOLOGIC

GEN-PROBE HOLOGIC

Disciplined Balance Sheet Approach

Pro forma LTM net leverage of 5.3x*
expected to be below 5.0x by fiscal year-
end
Robust cash flow expected to provide ability to return to pre-transaction leverage level within 3 years
Operating Cash Flow (LTM, March 31, 2012)
Pro Forma
* Including synergies
$ 452m
$ 173m
$ 625m

Agenda 19 Transaction Summary Strategic Rationale Financial Highlights Roadmap to Completion

Roadmap to Completion

Integration teams to report to CEOs
Intention to retain Gen-Probe senior management team and San Diego presence
Well-recognized Gen-Probe brand will be maintained
Regulatory authorities approvals
Gen-Probe shareholder vote
Expected close second half of calendar 2012
Management Team Focused on Seamless Integration
Management Team Focused on Seamless Integration

Combination of Leading
Diagnostics Franchises

Combines Best-in-Class Technologies
Strengthens Molecular Diagnostics Franchise
Comprehensive Cervical Cancer Screening Solution
Complementary Sales Force and Product Offering
Opportunity to Accelerate International Expansion
Strong Growth and Margin Profile
Immediate Accretion Expected with Continued Strong Earnings Momentum

Reconciliation of GAAP Net Income to Non-GAAP
Adjusted Net Income and Pro Forma EBITDA

Hologic Gen-Probe
Twelve Months ended
March 24, 2012
Twelve Months ended
March 31, 2012 Pro Forma Combined
NET INCOME
GAAP net income
44,304 $                            49,307 $                           93,611 $
Adjustments:
Amortization of  intangible assets 242,124 11,015 253,139
Non-cash interest expense relating to convertible notes 73,598 - 73,598
Non-cash loss on convertible notes exchange 42,347 - 42,347
Contingent consideration  91,978 - 91,978
Gain on sale of intellectual property, net (12,424) - (12,424)
Adiana closure charges 18,284 - 18,284
Litigation settlement charges 760 - 760
Restructuring and divestiture (excludes Adiana items) 282 2,646 2,928
Acquisition-related costs and other charges 2,924 2,546 5,470
Other-than-temporary impairment of investment - 39,842 39,842
Goodwill and asset impairment charges - 12,746 12,746
Income tax effect of reconciling items (152,226) (6,410) (158,636)
Non-GAAP adjusted net income 351,951 $                          111,692 $                         463,643 $
EBITDA
Non-GAAP adjusted net income
351,951 $                          111,692 $                         463,643 $
Interest expense, net, not adjusted above
39,374 (8,103) 31,271
Provision for income taxes 175,248 48,989 224,237
Depreciation 67,571 35,657 103,228
Adjusted EBITDA 634,144 $                          188,235 $                         822,379 $